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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Hamilton Bancorp Inc., on Form S-1 of our report dated February 16, 1996 (January 21, 1997 as to Note
15), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Miami, Florida
January 24, 1997